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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Bradley Real Estate, Inc.:

We consent to the use of our report dated January 23, 1995 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.

                                                 /s/ KPMG Peat Marwick LLP
                                          _____________________________________
                                                   KPMG Peat Marwick LLP

Boston, Massachusetts

February 7, 1996